UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2026

NorthWestern Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware			000-56598	93-2020320
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NorthWestern Energy Group, Inc.	Common stock	NWE	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition
On November 4, 2026, NorthWestern Energy Group, Inc. d/b/a NorthWestern Energy (Nasdaq: NWE) (the “Company”), issued a press release (the “Press Release”) discussing financial results for the quarter ended September 30, 2026, and affirming earnings guidance for 2026 in the range of $3.68 to $3.83 per diluted share. The Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information in this Current Report on Form 8-K provided under Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information provided under Item 2.02 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
As previously announced and as stated in the Press Release, the Company will host an investor conference call and webcast on November 5, 2026, at 11:00 a.m. Eastern time to review its financial results. During the conference call, Brian Bird, president and chief executive officer, and Crystal Lail, vice president and chief financial officer, will make a slide presentation (the "Investor Call Presentation") concerning the Company's financial results.
A live webcast of the investor conference call can be accessed from the Company’s website at www.northwesternenergy.com/earnings-registration. To listen and view the slideshow presentation, please go to the site at least 15 minutes in advance of the call to register. An archived webcast will be available shortly after the event and remain active for one year.
A copy of the Investor Call Presentation is being furnished pursuant to Regulation FD as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information in the presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the presentation shall not be deemed to be incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description of Document
99.1*	Press Release, dated November 4, 2026
99.2*	Investor Call Presentation, dated November 5, 2026
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

* filed herewith

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Energy Group, Inc.

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: November 5, 2026